Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity Fourth Quarter 2024 Earnings October 30, 2024

Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruption negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. In addition, our change of incorporation from Switzerland to Ireland is subject to risks, such as the risk that the anticipated advantages might not materialize, as well as the risks that the price of our stock could decline and our position on stock exchanges and indices could change, and Irish corporate governance and regulatory schemes could prove different or more challenging than currently expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2023 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

Q4 Results Exceeded Guidance ▪ Sales of $4.1B, up 1% reported and 2% on an organic basis Y/Y ▪ Adjusted Operating Margins of 18.6%, up 130bps Y/Y; record Adjusted EPS of $1.95, up 10% Y/Y ▪ Free Cash Flow generation of ~$830M in Q4 with ~$950M returned to shareholders Earnings Highlights 3 Organic Net Sales Growth (Decline), Adjusted Operating Margin, Adjusted EPS, Free Cash Flow, and Free Cash Flow Conversion are non-GAAP financial measures; see Appendix for descriptions and reconciliations Q1 FY25 Guidance ▪ Expect Sales of ~$3.9B, up 2% Y/Y ▪ Expect Adjusted EPS of ~$1.88, up 2% Y/Y, inclusive of a tax rate headwind of $0.04 ▪ Announced reorganization into two segments, Transportation Solutions & Industrial Solutions, beginning in FY25 ▪ Reinforcing our long-term value creation model, TE Board has authorized a $2.5B increase in our share repurchase program FY24 Record Results for Operating Margin, EPS, and Free Cash Flow ▪ Sales of $15.8B, with organic growth Y/Y in the Communications and Transportation segments ▪ Adjusted Operating Margins of 18.9% expanded 220bps Y/Y driven by strong operational performance ▪ Adjusted EPS of $7.56, up 12% Y/Y ▪ Free Cash Flow of ~$2.8B with 120% conversion; ~$2.8B returned to shareholders & ~$340M used for a bolt-on acquisition

Reported FY23 Q4 FY24 Q3 FY24 Q4 Q4 Growth Y/Y Q/Q Transportation 2,418 2,194 2,206 (9)% 1% Industrial 1,058 1,139 1,055 0% (7)% Communications 424 799 580 37% (27)% Total TE 3,900 4,132 3,841 (2)% (7)% Book to Bill 0.97 1.04 0.94 Segment Orders Summary ($ in millions) 4 ▪ Transportation sequential order patterns reflecting stability in global auto production with ongoing weakness in Commercial Transportation ▪ Industrial sequential decline reflects ongoing softness in industrial equipment end markets ▪ Communications orders as expected and supporting doubling of sales in Artificial Intelligence programs in FY25 Orders reflecting seasonality, ongoing momentum in AI programs, and softness in industrial equipment end markets

Transportation Solutions Q4 SALES Reported Down 4% Organic Down 2% Q4 ADJUSTED OPERATING MARGIN Strong execution in a dynamic market environment Adjusted EBITDA Margin 23.5% 26.0% 5 $2,413 $2,311 Q4 2023 Q4 2024 Q4 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Automotive $1,704 (3)% (1)% Commercial Transportation 353 (4)% (4)% Sensors 254 (11)% (11)% Transportation Solutions $2,311 (4)% (2)% $ in Millions 18.4% 19.3% Q4 2023 Q4 2024 ▪ Automotive Organic growth in Asia offset by softness in North America & Europe ▪ Commercial Transportation Organic decline driven by weakness in Europe ▪ Sensors Sales reduction driven by weakness in industrial applications and product exits Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Expanded adjusted operating margins by 300bps to 20% in FY24 driven by strong operational performance

Industrial Solutions Q4 SALES Reported Up 2% Organic Down 1% Q4 ADJUSTED OPERATING MARGIN Margins as expected at current volume levels and business mix Adjusted EBITDA Margin 20.5% 20.3% 6 Q4 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Industrial Equipment $346 (11)% (20)% Aerospace, Defense and Marine 367 14% 14% Energy 254 10% 14% Medical 213 (2)% (1)% Industrial Solutions $1,180 2% (1)% $ in Millions ▪ Industrial Equipment Decline driven by continued weakness in end markets ▪ AD&M Organic growth reflects ongoing market improvement in Commercial Aerospace and Defense ▪ Energy Organic growth driven by strength in the Americas and Europe; continue to see strong momentum in renewable applications ▪ Medical FY24 organic growth of 7% with some inventory normalization in Q4 $1,159 $1,180 Q4 2023 Q4 2024 15.9% 15.6% Q4 2023 Q4 2024 Growth in AD&M, Energy, and Medical in FY24 Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Communications Solutions Q4 SALES Reported Up 25% Organic Up 26% Q4 ADJUSTED OPERATING MARGIN 640 bps of margin expansion driven by higher volume and strong operational performance Adjusted EBITDA Margin 20.1% 25.6% 15.3% 21.7% Q4 2023 Q4 2024 7 $ in Millions ▪ Data & Devices Strong Y/Y growth driven by momentum in AI applications ▪ Appliances Organic growth driven by the Americas and Asia $463 $577 Q4 2023 Q4 2024 Q4 BUSINESS PERFORMANCE Y/Y Growth Rates Reported Organic Data & Devices $393 34% 35% Appliances 184 8% 11% Communications Solutions $577 25% 26% Strong growth driven by accelerating momentum in Artificial Intelligence programs Organic Net Sales Growth (Decline), Adjusted Operating Margin, and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q4 Financial Summary 8 ($ in Millions, except per share amounts) Q4 FY23 Q4 FY24 Net Sales $ 4,035 $ 4,068 Operating Income $ 635 $ 651 Operating Margin 15.7% 16.0% Acquisition-Related Charges 7 5 Restructuring & Other Charges, Net 57 99 Adjusted Operating Income $ 699 $ 755 Adjusted Operating Margin 17.3% 18.6% Earnings Per Share* $ 1.75 $ 0.90 Acquisition-Related Charges 0.02 0.01 Restructuring & Other Charges, Net 0.17 0.25 Tax Items (0.16) 0.78 Adjusted EPS $ 1.78 $ 1.95 Adjusted Effective Tax Rate 19.2% 21.8% *Represents Diluted Earnings Per Share from Continuing Operations Adjusted Operating Income, Adjusted Operating Margin, Adjusted Earnings Per Share, and Adjusted Effective Tax Rate are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Fiscal 2024 Financial Performance 9 16.7% 18.9% FY23 FY24 SALES ADJUSTED OPERATING MARGIN ADJUSTED EPS FREE CASH FLOW Delivered Record Results for Margin, EPS, and Free Cash Flow for the Full Year $ in Billions $ in Millions Up 17% Y/Y $2,404 $2,813 FY23 FY24 Up 12% Y/Y driven by margin $6.74 expansion $7.56 FY23 FY24 $16.0 $15.8 FY23 FY24 220bps of margin expansion Adjusted Operating Margin, Adjusted Earnings Per Share, Free Cash Flow, and Free Cash Flow Conversion are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Organic sales flat Y/Y FCF conversion 112% 120%

EVERY CONNECTION COUNTS Additional Information

Y/Y Q4 2024 11 Sales (in millions) Adjusted EPS Q4 2023 Results $4,035 $1.78 Operational Performance 50 0.24 FX Impact (17) - Tax Rate Impact - (0.07) Q4 2024 Results $4,068 $1.95 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Y/Y FY 2024 12 Sales (in millions) Adjusted EPS 2023 Results $16,034 $6.74 Operational Performance (86) 1.21 FX Impact (103) (0.13) Tax Rate Impact - (0.26) 2024 Results $15,845 $7.56 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Y/Y Q1 2025 13 Sales (in millions) Adjusted EPS Q1 2024 Results $3,831 $1.84 Operational Performance 37 0.04 FX Impact 32 0.04 Tax Rate Impact - (0.04) Q1 2025 Guidance $3,900 $1.88 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation.

Balance Sheet and Cash Flow Summary 14 ($ in Millions) FY23 FY24 Beginning Cash Balance $1,088 $1,661 Free Cash Flow 2,404 2,813 Dividends (725) (760) Share repurchases (945) (2,062) Net decrease in debt (132) (79) Acquisition of businesses, net of cash Acquired (110) (339) Other 81 85 Ending Cash Balance $1,661 $1,319 Total Debt $4,211 $4,203 A/R $2,967 $3,055 Days Sales Outstanding* 67 68 Inventory $2,552 $2,517 Days on Hand* 81 82 Accounts Payable $1,563 $1,728 Days Outstanding* 52 58 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) FY23 FY24 Cash from Operating Activities $3,132 $3,477 Capital expenditures, net (728) (664) Free Cash Flow $2,404 $2,813 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions and divestitures

EVERY CONNECTION COUNTS Appendix

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: ▪ Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. ▪ Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. ▪ Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. ▪ Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. ▪ Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. Non-GAAP Financial Measures 16

▪ Adjusted EBITDA and Adjusted EBITDA Margin – represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. ▪ Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. ▪ Free Cash Flow Conversion – represents Free Cash Flow as a percentage of Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.) 17

Segment Summary

($ in millions)

	For the Quarters Ended September 27, 2024	For the Quarters Ended September 29, 2023	For the Years Ended September 27, 2024	For the Years Ended September 29, 2023
	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$ 2,311	$ 2,413	$ 9,398	$ 9,588
Industrial Solutions	1,180	1,159	4,481	4,551
Communications Solutions	577	463	1,966	1,895
Total	$ 4,068	$ 4,035	$ 15,845	$ 16,034

	Quarter Ended September 27, 2024 Operating Income	Quarter Ended September 27, 2024 Operating Margin	Quarter Ended September 29, 2023 Operating Income	Quarter Ended September 29, 2023 Operating Margin	Year Ended September 27, 2024 Operating Income	Year Ended September 27, 2024 Operating Margin	Year Ended September 29, 2023 Operating Income	Year Ended September 29, 2023 Operating Margin
Transportation Solutions	$ 404	17.5 %	$ 411	17.0 %	$ 1,847	19.7 %	$ 1,451	15.1 %
Industrial Solutions	137	11.6	162	14.0	588	13.1	602	13.2
Communications Solutions	110	19.1	62	13.4	361	18.4	251	13.2
Total	$ 651	16.0 %	$ 635	15.7 %	$ 2,796	17.6 %	$ 2,304	14.4 %

	Quarter Ended September 27, 2024 Adjusted Operating Income [(1)]	Quarter Ended September 27, 2024 Adjusted Operating Margin [(1)]	Quarter Ended September 29, 2023 Adjusted Operating Income [(1)]	Quarter Ended September 29, 2023 Adjusted Operating Margin [(1)]	Year Ended September 27, 2024 Adjusted Operating Income [(1)]	Year Ended September 27, 2024 Adjusted Operating Margin [(1)]	Year Ended September 29, 2023 Adjusted Operating Income [(1)]	Year Ended September 29, 2023 Adjusted Operating Margin [(1)]
Transportation Solutions	$ 446	19.3 %	$ 444	18.4 %	$ 1,917	20.4 %	$ 1,665	17.4 %
Industrial Solutions	184	15.6	184	15.9	683	15.2	713	15.7
Communications Solutions	125	21.7	71	15.3	387	19.7	299	15.8
Total	$ 755	18.6 %	$ 699	17.3 %	$ 2,987	18.9 %	$ 2,677	16.7 %

[(1)] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

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Reconciliation of Net Sales Growth

Change in Net Sales for the Quarter Ended September 27, 2024 versus Net Sales for the Quarter Ended September 29, 2023

	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline)[1]		Translation[2]	Acquisition/ (Divestiture)
	($ in millions)					
Transportation Solutions[3]:						
Automotive	$ (56)	(3.2) %	$ (10)	(0.5) %	$ —	$ (46)
Commercial transportation	(16)	(4.3)	(13)	(3.8)	(3)	—
Sensors	(30)	(10.6)	(29)	(10.5)	(1)	—
Total	(102)	(4.2)	(52)	(2.2)	(4)	(46)
Industrial Solutions[3]:						
Industrial equipment	(42)	(10.8)	(81)	(20.4)	3	36
Aerospace, defense, and marine	44	13.6	44	13.6	—	—
Energy	23	10.0	31	13.7	(8)	—
Medical	(4)	(1.8)	(2)	(1.1)	(2)	—
Total	21	1.8	(8)	(0.6)	(7)	36
Communications Solutions[3]:						
Data and devices	100	34.1	101	34.5	(1)	—
Appliances	14	8.2	19	11.2	(5)	—
Total	114	24.6	120	26.0	(6)	—
Total	$ 33	0.8 %	$ 60	1.5 %	$ (17)	$ (10)

Change in Net Sales for the Year Ended September 27, 2024 versus Net Sales for the Year Ended September 29, 2023

	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline)[1]		Translation[2]	Acquisitions/ (Divestitures)
	($ in millions)					
Transportation Solutions[3]:						
Automotive	$ 5	0.1 %	$ 210	3.0 %	$ (46)	$ (159)
Commercial transportation	(69)	(4.5)	(62)	(4.1)	(7)	—
Sensors	(126)	(11.3)	(119)	(10.8)	(7)	—
Total	(190)	(2.0)	29	0.3	(60)	(159)
Industrial Solutions[3]:						
Industrial equipment	(321)	(18.8)	(425)	(24.9)	3	101
Aerospace, defense, and marine	166	14.1	181	15.4	3	(18)
Energy	36	4.1	43	4.9	(27)	20
Medical	49	6.3	51	6.5	(2)	—
Total	(70)	(1.5)	(150)	(3.3)	(23)	103
Communications Solutions[3]:						
Data and devices	112	9.6	118	10.2	(6)	—
Appliances	(41)	(5.6)	(27)	(3.7)	(14)	—
Total	71	3.7	91	4.8	(20)	—
Total	$ (189)	(1.2) %	$ (30)	(0.2) %	$ (103)	$ (56)

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.
[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

19

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 27, 2024 20 Operating income: Transportation Solutions $ 404 $ — $ 42 $ — $ 446 Industrial Solutions 137 4 43 — 184 Communications Solutions 110 1 14 — 125 Total $ 651 $ 5 $ 99 $ — $ 755 Operating margin 16.0% 18.6 % Income tax expense $ (381) $ (1) $ (22) $ 238 $ (166) Effective tax rate 58.0% 21.8 % Income from continuing operations $ 276 $ 4 $ 77 $ 238 $ 595 Diluted earnings per share from continuing operations $ 0.90 $ 0.01 $ 0.25 $ 0.78 $ 1.95 Related and O ther Adjusted Acquisition- Restructuring Adjustments (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (3) Charges, Net (1) ($ in millions, except per share data) Tax Items (2) (2) Represents income tax expense related to an increase in the valuation allowance for deferred tax assets of a Swiss subsidiary.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 29, 2023 21 Operating income: Transportation Solutions $ 411 $ 1 $ 3 2 $ — $ 444 Industrial Solutions 162 6 1 6 — 184 Communications Solutions 6 2 — 9 — 7 1 Total $ 635 $ 7 $ 5 7 $ — $ 699 Operating margin 15.7% 17.3 % Income tax expense $ (81) $ (1) $ (3) $ (49) $ (134) Effective tax rate 12.8% 19.2 % Income from continuing operations $ 553 $ 6 $ 5 4 $ (49) $ 564 Diluted earnings per share from continuing operations $ 1.75 $ 0.02 $ 0.17 $ (0.16) $ 1.78 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP financial measures. U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) Tax Items (2) (2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards. Related and Other Adjusted Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2024 22 Operating income: Transportation Solutions $ 1,847 $ — $ 67 $ 3 $ 1,917 Industrial Solutions 588 19 75 1 683 Communications Solutions 361 2 24 — 387 Total $ 2,796 $ 21 $ 166 $ 4 $ 2,987 Operating margin 17.6% 18.9 % Income tax (expense) benefit $ 397 $ (3) $ (29) $ (1,016) $ (651) Effective tax rate (14.2) % 21.8 % Income from continuing operations $ 3,194 $ 18 $ 137 $ (1,012) $ 2,337 Diluted earnings per share from continuing operations $ 10.34 $ 0.06 $ 0.44 $ (3.28) $ 7.56 (3) See description of non-GAAP financial measures. ($ in millions, except per share data) Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) Tax Items (2) (2) Includes a $636 million net income tax benefit associated with a $972 million ten-year tax credit obtained by a Swiss subsidiary reduced by a $336 million valuation allowance related to the amount of the tax credit not expected to be realized. Also includes a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland and a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2023 23 Operating income: Transportation Solutions $ 1,451 $ 3 $ 211 $ — $ 1,665 Industrial Solutions 602 2 7 8 4 — 713 Communications Solutions 251 3 4 5 — 299 Total $ 2,304 $ 3 3 $ 340 $ — $ 2,677 Operating margin 14.4% 16.7 % Income tax expense $ (364) $ (6) $ (85) $ (49) $ (504) Effective tax rate 16.0% 19.1 % Income from continuing operations $ 1,904 $ 2 7 $ 255 $ (49) $ 2,137 Diluted earnings per share from continuing operations $ 6.01 $ 0.09 $ 0.80 $ (0.15) $ 6.74 (3) See description of non-GAAP financial measures. Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Tax Items (2) (2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards. ($ in millions, except per share data) Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 29, 2023 24 Operating income: Transportation Solutions $ 478 $ — $ 1 4 $ 3 $ 495 Industrial Solutions 141 7 6 1 155 Communications Solutions 7 9 1 1 — 8 1 Total $ 698 $ 8 $ 2 1 $ 4 $ 731 Operating margin 18.2% 19.1 % Income tax (expense) benefit $ 1,105 $ (1) $ (5) $ (1,254) $ (155) Effective tax rate (158.1) % 21.2 % Income from continuing operations $ 1,804 $ 7 $ 1 6 $ (1,250) $ 577 Diluted earnings per share from continuing operations $ 5.76 $ 0.02 $ 0.05 $ (3.99) $ 1.84 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP financial measures. Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (3) Tax Items (2) (2) Includes an $874 million net income tax benefit associated with a ten-year tax credit obtained by a Swiss subsidiary and a $262 million income tax benefit related to the revaluation of deferred tax assets as a result of a corporate tax rate increase in Switzerland. Also includes a $118 million income tax benefit associated with the tax impacts of a legal entity restructuring with related costs of $4 million recorded in selling, general, and administrative expenses for other non-income taxes. Acquisition- Restructuring Adjustments

Reconciliation of Free Cash Flow 25 Net cash provided by operating activities $ 1,042 $ 1,138 $ 3,477 $ 3,132 Net cash used in investing activities (206) (195) (950) (768) Net cash used in financing activities (994) (407) (2,869) (1,793) Effect of currency translation on cash 8 (6) — 2 Net increase (decrease) in cash, cash equivalents, and restricted cash $ (150) $ 530 $ (342) $ 573 Net cash provided by operating activities $ 1,042 $ 1,138 $ 3,477 $ 3,132 Capital expenditures, net (209) (193) (664) (728) Free cash flow (1) $ 833 $ 945 $ 2,813 $ 2,404 (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2024 2023 2024 2023 (in millions) For the Quarters Ended September 27, September 29, September 27, September 29, For the Years Ended

Free Cash Flow Conversion 26 Free cash flow (1) $ 2,813 $ 2,404 Adjusted income from continuing operations (1) $ 2,337 $ 2,137 Free cash flow conversion (1) 120.4% 112.5% (1) See description of non-GAAP financial measures. For the Years Ended September 27, September 29, 2024 2023 ($ in millions)

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended	
	September 27, 2024	September 29, 2023
	($ in millions)	
Net income	$ 276	$ 552
Loss from discontinued operations	—	1
Income tax expense	381	81
Other expense, net	5	3
Interest expense	15	19
Interest income	(26)	(21)
Operating income	651	635
Acquisition-related charges	5	7
Restructuring and other charges, net	99	57
Adjusted operating income (1)	755	699
Depreciation and amortization	232	200
Adjusted EBITDA (1)	$ 987	$ 899
Net sales	$ 4,068	$ 4,035
Net income as a percentage of net sales	6.8 %	13.7 %
Adjusted EBITDA margin (1)	24.3 %	22.3 %

	For the Quarters Ended							
	September 27, 2024				September 29, 2023			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 404	$ 137	$ 110	$ 651	$ 411	$ 162	$ 62	$ 635
Acquisition-related charges	—	4	1	5	1	6	—	7
Restructuring and other charges, net	42	43	14	99	32	16	9	57
Adjusted operating income (1)	446	184	125	755	444	184	71	699
Depreciation and amortization	154	55	23	232	124	54	22	200
Adjusted EBITDA (1)	$ 600	$ 239	$ 148	$ 987	$ 568	$ 238	$ 93	$ 899
Net sales	$ 2,311	$ 1,180	$ 577	$ 4,068	$ 2,413	$ 1,159	$ 463	$ 4,035
Operating margin	17.5 %	11.6 %	19.1 %	16.0 %	17.0 %	14.0 %	13.4 %	15.7 %
Adjusted operating margin (1)	19.3 %	15.6 %	21.7 %	18.6 %	18.4 %	15.9 %	15.3 %	17.3 %
Adjusted EBITDA margin (1)	26.0 %	20.3 %	25.6 %	24.3 %	23.5 %	20.5 %	20.1 %	22.3 %

(1) See description of non-GAAP financial measures.

27

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 28 Diluted earnings per share from continuing operations $ 1.64 Restructuring and other charges, net 0.23 Acquisition-related charges 0.01 Adjusted diluted earnings per share from continuing operations (2) $ 1.88 Net sales growth 1.8 % Translation (0.8) (Acquisitions) divestitures, net (0.6) Organic net sales growth (2) 0.4 % Effective tax rate 23.1% 23.8 % Effective tax rate adjustments (3) (0.1) (0.3) Adjusted effective tax rate (2) 23.0% 23.5 % Q uarter Ending O utlook for 2024 (1) December 27, O utlook for Fiscal 2025 (1) (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of October 30, 2024. (2) See description of non-GAAP financial measures.